EXHIBIT 10.10

                                 PROMISSORY NOTE
                       (Revolving Mortgage Line of Credit)
                                  (LIBOR Rate)


$100,000,000.00                              Charlotte, North Carolina

                                             June 23, 2000


         FOR VALUE RECEIVED, SRE GEORGIA - 1, L.P., a Georgia limited partnership, SRE GEORGIA - 2, L.P., a Georgia limited partnership, SRE GEORGIA - 3, L.P., a Georgia limited partnership, SRE TEXAS - 1, L.P., a Texas limited partnership, SRE TEXAS - 2, L.P., a Texas limited partnership, SRE TEXAS - 3, L.P., a Texas limited partnership, SRE ALABAMA - 1, LLC, an Alabama limited liability company, SRE ALABAMA - 2, LLC, an Alabama limited liability company, SRE ALABAMA - 3, LLC, an Alabama limited liability company, SREALESTATE ARIZONA
- 1, LLC, an Arizona limited liability company, SREALESTATE ARIZONA - 2, LLC, an Arizona limited liability company, SREALESTATE ARIZONA - 3, LLC, an Arizona limited liability company, SREALESTATE ARIZONA - 4, LLC, an Arizona limited liability company, SRE FLORIDA - 1, LLC, a Florida limited liability company, SRE FLORIDA - 2, LLC, a Florida limited liability company, SRE FLORIDA - 3, LLC, a Florida limited liability company, SRE NEVADA - 1, LLC, a Nevada limited liability company, SRE NEVADA - 2, LLC, a Nevada limited liability company, SRE NEVADA - 3, LLC, a Nevada limited liability company, SRE SOUTH CAROLINA - 1, LLC, a South Carolina limited liability company, SRE SOUTH CAROLINA - 2, LLC, a South Carolina limited liability company, SRE TENNESSEE - 1, LLC, a Tennessee limited liability company, SRE TENNESSEE - 2, LLC, a Tennessee limited liability company, SRE TENNESSEE - 3, LLC, a Tennessee limited liability company, SRE VIRGINIA - 1, LLC, a Virginia limited liability company, and SRE HOLDING, LLC, a North Carolina limited liability company (Collectively, "Borrowers"), whose address is 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, promises to pay to FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender"), or order, at 6302 Fairview Road, Suite 500, Charlotte, North Carolina 28210, or at such other place as Lender may from time to time in writing designate, in lawful money of the United States of America, the principal sum of ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000.00), or so much thereof as may be advanced from time to time pursuant to the terms of the Loan Agreement (as defined herein), together with interest on the principal balance outstanding from time to time, in like money, from the date of the first advance of principal by Lender under this Promissory Note (this "Note"), to and including the Maturity Date (as defined herein), at the rate of two percent (2.00%) per annum above the LIBOR Rate (as defined herein) in effect from time to time (the "Applicable Interest Rate"):

         This Note is issued by Borrowers pursuant to a Permanent Loan Agreement among Lender and Borrowers dated as of even date, which is incorporated herein by reference. Unless otherwise defined herein or unless otherwise required by the context of this Note, capitalized terms used in this Note will have the meanings ascribed to those terms in the Loan Agreement.

         For purposes of computing interest during the term of this Note, the Applicable Interest Rate for each calendar month shall be based on the LIBOR Rate in effect on the last day of the prior calendar month. All changes in the Applicable Interest Rate shall become effective on the first day of a calendar month following a change in the LIBOR Rate and shall be deemed in effect throughout such calendar month.

         The Principal Balance and interest thereon at the Applicable Interest Rate shall be due and payable as hereinafter set forth.

         Prior to the Advance Maturity Date, the outstanding Principal Balance hereunder may fluctuate up and down from time to time as Advances (as defined in the Loan Agreement) are made and Borrowers repay the Principal Balance, or any portion thereof; provided, however, that the outstanding Principal Balance of this Note plus the outstanding Principal Balance of the Construction Note does not exceed $100,000,000.00. The Advances shall be made subject to the terms of the Loan Agreement.

         Lender shall, and is hereby authorized by Borrowers to, endorse on Schedule A attached hereto and made a part hereof (or on a continuation of such schedule) an appropriate notation evidencing the date and amount of each Advance, the applicable Advance Rate, monthly payment amount, and the Property being funded with the Advance; provided, however, that the failure of Lender to make such a notation on this Note shall not affect any obligation of Borrowers under this Note. Any such notation shall be prima facie evidence as to the date, amount, Advance Rate and monthly payment of such Advance.

         The term "Advance Rate" shall mean, as to each Advance, the rate which is two percentage points above the LIBOR Rate in effect on the day such Advance is made.

         The term "Advance Termination Date" shall mean the date five (5) years from the date hereof.

         The term "Loan Agreement" shall mean the Permanent Loan Agreement dated as of even date herewith between Borrowers and Lender.

         The term "Construction Note" shall mean the Promissory Note dated as of even date herewith from Borrowers to the order of Lender in the principal amount of $50,000,000.00.

         The term "LIBOR Rate" shall mean the monthly arithmetic average of the per annum interest rate announced from time to time as the one month London Interbank Offered Rates quoted each Monday for the previous Friday under the Money Rates Column of the Wall Street Journal, or as published in such other publication as Lender may designate. In the event such rate is not quoted on Monday for the previous Friday, the rate quoted on the first business day of the week for the last business day of the previous week shall be utilized.

         The term "Deeds of Trust" shall mean those certain instruments entitled Deeds of Trust and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing), from Borrowers to the Trustee specified therein, in trust for Lender, and entitled Mortgages and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) from Borrowers to Lender, dated as of even date with this Note and any other mortgages or deeds of trust granted by Borrowers to Lender executed hereafter, securing payment of this Note, and covering certain real and personal property described therein (collectively, the "Properties").

         The term "Loan Maturity Date" shall mean, as to each Advance, the date ten (10) years less one day after the Date hereof.


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

         The term "Other Security Documents" shall mean any and all of the documents other than this Note and the Deeds of Trust, now or hereafter executed by Borrower and/or Sonic Automotive, Inc., by or in favor of Lender, which wholly or partially guarantee or secure this Note or are executed in connection with this Note.

         The term "Principal Balance" shall mean the aggregate unpaid principal balance of all Advances outstanding from time to time.

         The term "Quarter" shall mean each three-month period commencing January 1, April 1, July 1 and October 1 during the term of this Note.

         From the date hereof to and including the Loan Maturity Date, the Principal Balance and interest thereon shall be due and shall be payable, as to each Advance, as follows:

         (a) equal consecutive monthly payments in an amount to be determined on the date such Advance is made, sufficient to amortize the Advance over: (i) a 300-month period if the Property being funded with the Advance is less than five
(5) years old as of the date of the Advance or (ii) a 240-month period if the Property being funded with the Advance is five (5) or more years old as of the date of the Advance, (including interest at the applicable Advance Rate on the unpaid Principal Balance outstanding), commencing on the first day of the first month following funding of the first Advance hereunder, and continuing monthly thereafter on the first day of each month. The amount of each of such payments in respect of the outstanding Advances shall be aggregated by Lender each month and shall be due as one monthly installment. Each installment shall be applied first to interest at the Advance Rate and the balance to reduction of the Principal Balance.

         (b) on the Loan Maturity Date, a final installment which shall include all unpaid amount of the Principal Balance and interest accrued and unpaid thereon and any and all other payments due under this Note, the Agreement, the Deeds of Trust, and the Other Security Documents; and

         In the event that, because of a change in the LIBOR Rate the Applicable Interest Rate shall be greater or less than the Advance Rate for any Advance for any calendar month during a Quarter, the scheduled monthly installment determined in accordance with the foregoing paragraph (a) will not change, but Borrower and Lender shall make an adjustment as hereinafter provided. If interest due at the Applicable Interest Rate shall be higher than interest paid at the Advance Rate during any such Quarter, Borrower shall pay to Lender, within 30 days following the end of such Quarter, an amount equal to the difference between (i) the sum of the interest payments that would have been paid hereunder during such Quarter if interest payable during such Quarter had been calculated at the Applicable Interest Rate(s) in effect, and (ii) the sum of the interest payments actually made during such Quarter, computed at the Advance Rate. If interest due at the Applicable Interest Rate shall be less than interest paid at the Advance Rate during a Quarter, Lender shall credit to the installments hereof then remaining unpaid, in the inverse order of their maturity, an amount equal to the difference (calculated as provided in the preceding sentence) on the last day of such Quarter.

         Borrowers may prepay the unpaid Principal Balance in whole or from time to time in part, at any time, upon payment of interest accrued on the unpaid Principal Balance outstanding


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

through the day of prepayment and all other charges due hereunder and under the Deeds of trust and the Other Security Documents, without premium. All payments and prepayments received by Lender prior to an Event of Default, including, without limitation, any condemnation awards or insurance proceeds received under the Deeds of Trust which Lender is permitted to apply on the indebtedness evidenced hereby will be applied first to accrued unpaid interest at the Applicable Rate and then: (a) in the case where such prepayment is not made in connection with the release of a Property pursuant to Section 7 of the Loan Agreement, to the outstanding principal balance of Advances then remaining unpaid in the order in which the Advances were made, and (b) in the case where such prepayment is made in connection with the release of a Property pursuant to
Section 7 of the Agreement, to the outstanding principal balance of the Advance used to fund the Property being released.

         Any prepayments made in connection with the release of any Property shall be noted on Schedule B attached hereto and made a part hereof. Lender shall, and is hereby authorized by Borrowers to endorse on Schedule B an appropriate notation evidencing the date and amount of each such prepayment.

         Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees or any sums which may at any time be deemed to be interest, shall not exceed the amount which Lender may lawfully collect. In the event the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the amount which Lender may lawfully collect, all sums in excess of those lawfully collectible as interest for the period in question shall, without further notice to any party hereto, be applied as a premium-free reduction of the Principal Balance immediately upon receipt of such sums by Lender, with the same force and effect as though Borrowers had specifically designated such excess sums to be so applied to the reduction of the Principal Balance; provided, however, that Lender may, at any time, and from time to time, elect, by notice in writing to Borrowers, to waive, reduce or limit the collection of any sums (or refund to Borrowers any sums collected) in excess of those lawfully collectible as interest rather than accept such sums as prepayment of the Principal Balance.

         Payment of this Note is secured by the Deeds of Trust and the Other Security Documents. All of the agreements, conditions, covenants, provisions and stipulations contained in the Deeds of Trust and the Other Security Documents which are to be kept and performed by Borrowers are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Borrowers covenant and agree to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

         Time is of the essence hereof and if any of the Principal Balance or interest on this Note or other sum due hereunder is not paid within fifteen (15) days of when due, Borrowers shall pay to Lender a late charge payment equal to four percent (4%) of the amount of such installment or the maximum rate permitted by law, whichever is less. If any "Event of Default" (as such term is defined in the Deeds of Trust) shall occur, then Lender, at its option and without further notice, demand or presentment for payment to Borrowers or others, may declare immediately due and payable the unpaid Principal Balance and interest accrued thereon to the date of such Event of Default and thereafter at the rate of three percent (3%) per annum over


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

the Applicable Interest Rate, together with any reasonable attorneys' fees and costs (through and including any appellate fees and other reasonable costs and any fees and costs incurred in enforcing this Note, the Agreement, the Deeds of Trust or the Other Security Documents in any bankruptcy or insolvency proceeding) incurred by Lender in collecting or enforcing payment thereof to the extent allowed by law and all other sums owed by Borrowers under this Note, the Agreement and the Deeds of Trust and the Other Security Documents, anything in this Note, the Agreement, the Deeds of Trust and the Other Security Documents to the contrary notwithstanding, all without any relief whatever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Lender in this Note, the Agreement and the Deeds of Trust and the Other Security Documents.

         The remedies of Lender, as provided in this Note, the Agreement, the Deeds of Trust and the Other Security Documents, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         Borrower waivess waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices except as provided in this Note, the Loan Agreement, the Deeds of Trust or any Other Security Documents in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note.

         Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and, then, only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

         This instrument shall be governed by and construed according to the laws of the State of North Carolina.

         Whenever used, the singular shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall be deemed to include their respective heirs, administrators, executors, successors and assigns.

         In the event any one or more of the provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed thereby.

         The laws of South Carolina provide that in any real estate foreclosure proceeding, a defendant against whom a personal judgment is taken or asked may within thirty (30) days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVE AND RELINQUISHE THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

         IN WITNESS WHEREOF, Borrowers, intending to be legally bound hereby, have duly executed this Note under seal on the day and year first above written.


                            SRE HOLDING, LLC, a North Carolina
                                     limited liability company,
                            SREALESTATE ARIZONA - 1, LLC,
                                     an Arizona limited liability company,
                            SREALESTATE ARIZONA - 2, LLC,
                                     an Arizona limited liability company,
                            SREALESTATE ARIZONA - 3, LLC,
                                     an Arizona limited liability company,
                            SREALESTATE ARIZONA - 4, LLC,
                                     an Arizona limited liability company,
                            SRE ALABAMA - 1, LLC,
                                     an Alabama limited liability company,
                            SRE ALABAMA - 2, LLC,
                                     an Alabama limited liability company,
                            SRE ALABAMA - 3, LLC,
                                     an Alabama limited liability company,
                            SRE SOUTH CAROLINA - 1, a South
                                     Carolina limited liability company,
                            SRE SOUTH CAROLINA - 2, a South
                                     Carolina limited liability company,
                            SRE VIRGINIA - 1, LLC, a Virginia
                                     limited liability company,
                            SRE TENNESSEE - 1, LLC, a Tennessee
                                     limited liability company,
                            SRE TENNESSEE - 2, LLC, a Tennessee
                                     limited liability company, and
                            SRE TENNESSEE - 3, LLC, a Tennessee
                                     limited liability company

                            By:  /s/ B. Scott Smith   (SEAL)
                               -----------------------
                                     B. Scott Smith, Vice President


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

                                     of each of the companies

                            Attest:     /s/ Stephen K. Coss
                                     ----------------------
                                     Stephen K. Coss, Secretary
                                     of each of the companies


                            SRE FLORIDA - 1, LLC, a Florida
                                     limited liability company,
                            SRE FLORIDA - 2, LLC, a Florida
                                     limited liability company,
                            SRE FLORIDA - 3, LLC, a Florida
                                     limited liability company,
                            SRE NEVADA - 1, LLC, a Nevada
                                     limited liability company,
                            SRE NEVADA - 2, LLC, a Nevada
                                     limited liability company, and
                            SRE NEVADA - 3, LLC, a Nevada
                                     limited liability company


                            By:         /s/ B. Scott Smith  (SEAL)
                                     -----------------------
                                     B. Scott Smith,
                                     President of each of the companies


                            Attest:     /s/ Stephen K. Coss
                                     ----------------------
                                     Stephen K. Coss,
                                     Secretary of each of the companies



                            SRE GEORGIA - 1, L.P.,
                                     a Georgia limited partnership,
                            SRE GEORGIA - 2, L.P.,
                                     a Georgia limited partnership, and
                            SRE GEORGIA - 3, L.P.,
                                     a Georgia limited partnership


                            By:      SONIC AUTOMOTIVE OF
                                     GEORGIA, INC., a Georgia
                                     corporation, the General Partner of
                                     each of the partnerships


                                     By:         /s/ B. Scott Smith  (SEAL)
                                              -----------------------
                                              B. Scott Smith,
                                              Vice President

                                     Attest:     /s/ Stephen K. Coss
                                              ----------------------
                                              Stephen K. Coss,
                                              Secretary




                            SRE TEXAS - 1, L.P.,
                                     a Texas limited partnership,
                            SRE TEXAS - 2, L.P.,
                                     a Texas limited partnership, and
                            SRE TEXAS - 3, L.P.,
                                     a Texas limited partnership


                            By:      SONIC OF TEXAS,
                                     INC., a Texas corporation, the
                                     General Partner of each of the
                                     Partnerships

                                     By:         /s/ B. Scott Smith  (SEAL)
                                              -----------------------
                                              B. Scott Smith,
                                              Vice President

                                     Attest:     /s/ Stephen K. Coss
                                              ----------------------
                                              Stephen K. Coss,
                                              Secretary

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